UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 8, 2016 (November 8, 2016)
Commission File Number 0-8084

Connecticut Water Service, Inc.
(Exact name of registrant as specified in its charter)

Connecticut (State or other jurisdiction of incorporation or organization)	06-0739839 (I.R.S. Employer Identification No.)

93 West Main Street, Clinton, CT (Address of principal executive office)	06413 (Zip Code)

(860) 669-8636
(Registrant’s telephone number, including area code)

Not Applicable
(Former name, address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Third Quarter Earnings Release

On November 8, 2016, the Company issued a press release announcing its earnings for the third quarter of 2016. A copy of the Company’s November 8, 2016 press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits:

The following document is filed herewith as an exhibit:

(d)	Exhibit

99.1	Company Press Release reporting earnings for the third quarter of 2016, dated November 8, 2016, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Connecticut Water Service, Inc. (Registrant)
Date: November 8, 2016	By: /s/ David C. Benoit David C. Benoit Senior Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.        Description

99.1	Company Press Release reporting earnings for the third quarter of 2016, dated November 8, 2016, filed herewith.